                                                                   Exhibit 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of SFX Entertainment, Inc. of our report dated December 12, 1996, relating to the financial statements of Pavilion Partners, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP
--------------------------------
    PricewaterhouseCoopers LLP

Houston, Texas
January 25, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in this registration statement on Form S-4 of
SFX Entertainment, Inc. (File No. 333-     ) of our report dated June 25, 1997,
on our audits of the consolidated financial statements of ProServ, Inc. and Subsidiaries. We also consent to the reference to our firm to our firm under the caption "Experts."




                                          /s/ PricewaterhouseCoopers LLP
                                          --------------------------------
                                              PricewaterhouseCoopers LLP

McLean, Virginia
January 25, 1999